AFL-CIO HOUSING INVESTMENT TRUST The Carruth Dorchester, MA

PROJECT DESCRIPTION

The Carruth project created 116 units of mixed-income housing, located next door to the Ashmont Peabody Square train station – a major transportation center for Boston’s Dorchester community. The Carruth also offered 80 underground parking spaces for tenants and first-floor retail.

The $48.6 million project was part of a major redevelopment plan for the neighborhood, including the redevelopment of the adjacent transportation facility by the Massachusetts Bay Transportation Authority. The neighborhood plan was designed to attract new residents and businesses while making the area pedestrian friendly. It exemplifies a concept in urban development known as “transit oriented development.”

HIT ROLE

Building on its working relationship with MassHousing, the state housing finance agency in Massachusetts, the HIT in 2006 purchased $5.1 million in taxable and tax exempt bonds issued by MassHousing to provide financing for The Carruth.

Other financing for this project included 4% Federal Low Income Housing Tax Credits and Priority Development Funds; State Housing Tax Credits; HOME funds; City HOME funds; Neighborhood Housing Trust funds; Transit-Oriented Development Program funds; the Commercial Area Transit Node Housing Program through the Massachusetts Department of Housing and Community Development; and Massachusetts Technology Collaborative’s Renewable Energy Trust funds through a joint program established with MassHousing. The total development cost of the project was $48.6 million.

SOCIAL IMPACT “[The Carruth is] a model for transit-oriented development and for the type of community involvement that benefits all.” —Thomas Menino Mayor of Boston 1993 – 2014

The Carruth created attractive new affordable rental apartments as well as homeownership opportunities in Boston’s Dorchester community. Of the 116 units of housing, 74 were designated as affordable rental units and the remainder were market-rate condominiums. The adjacent transit station offered ready access to bus, trolley and rapid transit services, helping create a more walkable urban community that relies less on driving and supporting the city’s revitalization plans for the Ashmont Peabody Square neighborhood.

The construction work generated an estimated 350 union jobs in construction and related industries.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018